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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 12, 2007
                         Commission file number 1-13163

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                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                                   13-3951308
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


        1441 Gardiner Lane, Louisville, Kentucky                40213
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

       Item 2.02       Results of Operations and Financial Condition

       On February 12, 2007, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended December 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

       Item 9.01       Financial Statements and Exhibits

                       (c)      Exhibits
                       99.1 Press Release dated February 12, 2007 from YUM! Brands, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        YUM! BRANDS, INC.
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                                          (Registrant)


Date: February 12, 2007                 /s/ Ted F. Knopf
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                                        Senior Vice President of Finance
                                        and Corporate Controller
                                        (Principal Accounting Officer)